UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2024

CAMBRIDGE BANCORP

(Exact name of Registrant as Specified in Its Charter)

Massachusetts	001-38184	04-2777442
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1336 Massachusetts Avenue Cambridge, MA 02138
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 876-5500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

Common Stock	CATC	NASDAQ
(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On February 28, 2024, Cambridge Bancorp (the “Company”) held a special meeting of shareholders (the “Special Meeting”). At the Special Meeting, the Company’s shareholders approved the Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 19, 2023, among the Company, Cambridge Trust Company, Eastern Bankshares, Inc. (“Eastern”), Eastern Bank and Citadel MS 2023, Inc. (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company, with the Company as the surviving entity (the “Merger”), and as soon as reasonably practicable following the Merger, the Company will merge with and into Eastern, with Eastern as the surviving entity (the “Holdco Merger”) and, following the Holdco Merger, at a time to be determined by Eastern, Cambridge Trust Company will merge with and into Eastern Bank, with Eastern Bank as the surviving bank. The Company’s shareholders also approved, on an advisory (non-binding basis), specified compensation that may become payable to the named executive officers of the Company in connection with the Merger. Shareholder action on a third proposal, to approve one or more adjournments of the Special Meeting, if necessary, to permit further solicitation of proxies if there were insufficient votes at the time of the Special Meeting, or at any adjournment or postponement of the Special Meeting, to approve the Merger Agreement, was not required and no vote was taken on that proposal. The proposals are described in detail in the Company’s joint proxy statement/prospectus, which was filed with the Securities and Exchange Commission on January 16, 2024. The final voting results for the proposal is set forth below.

Proposal 1:

At the Special Meeting, the Company’s shareholders approved the Merger Agreement. The table below sets forth the voting results:

Votes For	Votes Against	Abstentions
6,156,056	204,897	29,313

Proposal 2:

At the Special Meeting, the Company’s shareholders approved, on an advisory (non-binding) basis, specified compensation that may become payable to the named executive officers of the Company in connection with the Merger. The table below sets forth the voting results:

Votes For	Votes Against	Abstentions
5,817,325	415,994	156,945

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAMBRIDGE BANCORP
February 28, 2024

	By	/s/ Joseph P. Sapienza
Joseph P. Sapienza
Interim Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)